SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 15, 1998
                                                   ----------------

         Providian National Bank (formerly First Deposit National Bank)
                     on behalf of the Providian Master Trust
                    (formerly the First Deposit Master Trust)
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                                         33-59922
                                         33-84844
                                         33-99462
   United States of America              333-22131              02-0118519
-------------------------------        -----------           -------------------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)           File No.)           Identification No.)

            295 Main Street
         Tilton, New Hampshire                                03276
   ----------------------------------------                  ----------
   (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (603) 286-4348
                                                     --------------


                             Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)


Item 5.  Other Events.

Exhibit 19.1 Monthly Statement for the Asset-Backed Certificates, Series 1993-2 with respect to the January 15, 1998 Distribution Date.

Exhibit 19.2 Monthly Statement for the Asset-Backed Certificates, Series 1995-1 with respect to the January 15, 1998 Distribution Date.

Exhibit 19.3 Monthly Statement for the Asset-Backed Certificates, Series 1995-2 with respect to the January 15, 1998 Distribution Date.

Exhibit 19.4 Monthly Statement for the Asset-Backed Certificates, Series 1996-1 with respect to the January 15, 1998 Distribution Date.

Exhibit 19.5 Monthly Statement for the Asset-Backed Certificates, Series 1997-1 with respect to the January 15, 1998 Distribution Date.

Exhibit 19.6 Monthly Statement for the Asset-Backed Certificates, Series 1997-2 with respect to the January 15, 1998 Distribution Date.

Exhibit 19.7 Monthly Statement for the Asset-Backed Certificates, Series 1997-3 with respect to the January 15, 1998 Distribution Date.

Exhibit 19.8 Monthly Statement for the Asset-Backed Certificates, Series 1997-4 with respect to the January 15, 1998 Distribution Date.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.

                                              PROVIDIAN MASTER TRUST

                                              By:      PROVIDIAN NATIONAL BANK,
                                                       Servicer

                                              By:      /s/ Robert W. Molke
                                                      --------------------------
                                                      Robert W. Molke
                                                      Vice President and
                                                      Treasurer


Date:       January 16, 1998

                                  EXHIBIT INDEX

Exhibit No.


19.1 Monthly Statement for the Asset-Backed Certificates, Series 1993-2 with respect to the January 15, 1998 Distribution Date.

19.2 Monthly Statement for the Asset-Backed Certificates, Series 1995-1 with respect to the January 15, 1998 Distribution Date.

19.3 Monthly Statement for the Asset-Backed Certificates, Series 1995-2 with respect to the January 15, 1998 Distribution Date.

19.4 Monthly Statement for the Asset-Backed Certificates, Series 1996-1 with respect to the January 15, 1998 Distribution Date.

19.5 Monthly Statement for the Asset-Backed Certificates, Series 1997-1 with respect to the January 15, 1998 Distribution Date.

19.6 Monthly Statement for the Asset-Backed Certificates, Series 1997-2 with respect to the January 15, 1998 Distribution Date.

19.7 Monthly Statement for the Asset-Backed Certificates, Series 1997-3 with respect to the January 15, 1998 Distribution Date.

19.8 Monthly Statement for the Asset-Backed Certificates, Series 1997-4 with respect to the January 15, 1998 Distribution Date.